                                                                   Exhibit 10.43

                                    CVC, INC.
                  AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


         This Amended and Restated Stockholders' Agreement (this "Agreement") is entered into as of May 10, 1999 by and among CVC, Inc. a Delaware corporation (the "Company"), the current stockholders of the Company listed on EXHIBIT A attached hereto (the "Current Stockholders") and those persons listed on EXHIBIT C attached hereto (the "Former Commonwealth Stockholders" and together with the Current Stockholders, the "Stockholders").

                                    RECITALS

         A. The Company, CVC Acquisition Corporation and Commonwealth Scientific Corporation ("Commonwealth") have entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of April 1, 1999, pursuant to which the Company is issuing shares of its common stock, par value $.01 per share to the Former Commonwealth Stockholders in exchange for all outstanding shares of Commonwealth.

         B. The Company and the Current Stockholders are party to that certain Amended and Restated Stockholders' Agreement, dated as of December 10, 1998 (the "Stockholders' Agreement").

         C. In order to induce Commonwealth to enter into the Merger Agreement, and to provide for certain rights as among the parties, all as set forth herein, the Company and the Current Stockholders have agreed to amend and restate the Stockholders' Agreement.

         D. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Merger Agreement.

         NOW, THEREFORE, in reliance on the foregoing recitals, and in and for the mutual covenants and consideration set forth herein, the parties hereto agree as follows:


                                    SECTION 1

                               CERTAIN DEFINITIONS

         As used in this Agreement the following terms shall have the following respective meanings:

         1.1 "CURRENT STOCKHOLDERS" shall mean the Stockholders of the Company set forth on EXHIBIT A attached hereto.

         1.2 "FORMER COMMONWEALTH STOCKHOLDERS" shall mean the Stockholders of the Company set forth on Exhibit C hereto.

            1.3 "PRINCIPAL STOCKHOLDERS" shall mean Global Private Equity III Limited Partners, Advent PGGM Global Limited Partnership, Advent Partners GPE III Limited Partnership, Advent Partners (NA) GPE III Limited Partnership and Advent Partners Limited Partnership (collectively, the "Investors"), Seagate Technology, Inc., a Delaware corporation ("Seagate"); Nikko Tecno Co., Inc., a Japanese corporation ("Nikko"); Christine B. Whitman and Anne G. Whitman.

         1.4 "REGISTRATION RIGHTS AGREEMENT" shall mean the Amended and Restated Registration Rights Agreement, dated as of the date hereof, among the Company and the Current Stockholders.

         1.5 "SECURITIES" shall mean (i) the Company's equity securities (including, without limitation, securities convertible into such equity securities) and (ii) rights, options or warrants to subscribe for, purchase or otherwise acquire any equity securities of the Company.

         1.6 "SHARES" shall mean the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

         1.7 "GROUP" shall mean the Stockholders listed on the signature pages hereto and their permitted transferees pursuant to Section 4.2.


                                    SECTION 2

                              RIGHT OF FIRST OFFER

         2.1 PRINCIPAL STOCKHOLDER RIGHT. Except as provided in Section 4.2 hereof, at any time a Stockholder (the "Seller") proposes to transfer to a third party (a "Third Party Transferee") any Securities of the Company (the "Offered Securities"), Seller shall first offer to sell the Offered Securities to each Principal Stockholder that is not the Seller (the "Non-Selling Stockholders") and each Non-Selling Stockholder shall have a right to purchase such Non-Selling Stockholders' Pro Rata Share (as defined in Section 2.4 hereof) of the Offered Securities on the terms and conditions described herein. No Non-Selling Stockholder shall have the right to purchase any of the Offered Securities unless all of the Offered Securities are purchased by the Non-Selling Stockholders pursuant to either this Section 2.1 or Section 2.2 below.

         2.2 OVER-ALLOTMENT OPTION. In the event that any one or more of the Non-Selling Stockholders chooses not to purchase or to purchase less than all of such Non-Selling Stockholders' Pro Rata Share of Offered Securities pursuant to
Section 2.1, those Non-Selling Stockholders, if any, that shall have elected to purchase their full Pro Rata Share of the Offered Securities shall also have a right to purchase the remaining Offered Securities (the "Over-Allotment Option"), in addition to such Offered Securities as they shall have already elected to purchase, if they shall have so elected as provided for in Section 2.3(b) below. If more than one Non-Selling Stockholder elects to exercise its Over-Allotment Option, and the aggregate number of Offered Securities, such Non-Selling Stockholders elected to purchase exceeds the aggregate number of Offered Securities then remaining, then the Offered Securities to be purchased pursuant to the Over-Allotment Option shall be divided among such Non-Selling Stockholders to the extent necessary to reflect their respective Pro Rata Share, or on such other basis as such Non-Selling Stockholders may agree amongst themselves in writing. In the event that the Non-Selling Stockholders do not elect to purchase in the aggregate all of the Offered Securities pursuant to
Section 2.1 and this Section 2.2, then no Non-Selling Stockholder shall have the right to purchase any of the Offered Securities pursuant to Section 2.1 and this
Section 2.2.

         2.3 PROCEDURE.

                  (a) The Seller shall deliver a notice (the "Transfer Notice") to each Non-Selling Stockholder and to the Company, stating (i) such Seller's desire to transfer the Offered Securities to a Third Party Transferee, (ii) the number of Offered Securities to be transferred and (iii) the price, terms and conditions upon which the proposed transfer of Offered Securities is to be made.

                  (b) Within twenty (20) days after delivery of the Transfer Notice to the Company and the Non-Selling Stockholders, the Non-Selling Stockholder shall indicate in writing (the "Election Notice") to the Company and the Seller whether such Non-Selling Stockholder elects to purchase any or all of its Pro Rata Share of the Offered Securities to which the Transfer Notice refers at the price per share and on the terms and conditions specified in the Transfer Notice.

                  (c) If the Company and Seller shall have received one or more Election Notices within twenty (20) days from the date all the Non-Selling Stockholders are deemed to have received the Transfer Notice, in which one or more (but less than all) Non-Selling Stockholders have elected to purchase their full Pro Rata Share of the Offered Securities, the Company shall immediately notify the Seller to such effect and the Seller shall immediately give each such Non-Selling Stockholder and the Company notice (the "Over-Allotment Notice") indicating the aggregate amount of Offered Securities as to which the Non-Selling Stockholders shall not have exercised their respective rights of first offer. Each Non-Selling Stockholder who shall have elected to purchase at least its full Pro Rata Share of such Offered Securities, pursuant to this
Section 2.3, shall have five (5) days from any delivery date of the Over-Allotment Notice, to give notice (the "Over-Allotment Election Notice") to the Company and the Seller whether it elects to exercise its Over-Allotment Option granted in Section 2.2 hereof (and, if so, the maximum number of additional shares of Offered Securities it elects to purchase pursuant thereto).

                  (d) In the event the Non-Selling Stockholders elect in the aggregate to purchase all of the Offered Securities, then the Seller and the Non-Selling Stockholders electing to purchase Offered Securities shall consummate the sale of the Offered Securities pursuant to the terms of the Transfer Notice within sixty (60) days after delivery of the Transfer Notice.

         2.4 PRO RATA SHARE. Each Non-Selling Stockholder's "Pro Rata Share," for purposes of this Section 2, is equal to the fraction obtained by dividing
(a) the sum of the total number of shares of any (i) Common Stock, (ii) Common Stock issuable upon conversion of any of the Company's equity securities, and
(iii) Common Stock issuable upon exercise of any options or warrants (including warrants to purchase Preferred Stock) then held by such Non-Selling

Stockholder by (b) the sum of the total number of shares of (i) Common Stock,
(ii) Common Stock issuable upon the conversion of the Company's equity securities and (iii) Common Stock issuable upon any exercise of any options or warrants (including warrants to purchase Preferred Stock) then outstanding and held by all of the Non-Selling Stockholders; provided, however, for the purposes of the second sentence of Section 2.2, clause (b) of this Section 2.4 shall include only those shares held by the Non-Selling Stockholders electing their Over-Allotment Option.

         2.5 TRANSFER OF OFFERED SECURITIES UPON FAILURE TO EXERCISE RIGHTS OF FIRST OFFER.

                  (a) In the event that the Non-Selling Stockholders do not elect to purchase all of the Offered Securities, the Seller may, not later than one hundred twenty (120) days following delivery to the Non-Selling Stockholders of the Transfer Notice conclude a transfer of all of the Offered Securities covered by the Transfer Notice (i) at or above the price and (ii) on terms and conditions not more favorable in any material respect to a Third Party Transferee than those described in the Transfer Notice; provided, that if such Third Party Transferee is a competitor of the Company, as determined by the Board of Directors of the Company in good faith, the Board of Directors of the Company must first consent to such proposed transfer. Any proposed transfer at a price below or on terms and conditions more favorable in any material respect to a Third Party Transferee than those described in the Transfer Notice, as well as any subsequent proposed transfer of any of the Offered Securities by the Seller, shall again be subject to the right of first offer set forth in this Section 2, and shall require compliance by the Seller with the procedures described in this
Section 2.

                  (b) No sale of Securities to a Third Party Transferee pursuant to this Section 2.5 shall be effective unless the Third Party Transferee shall have executed such documentation, in form and substance satisfactory to the Company, evidencing agreement by the Third Party Transferee to be bound by the provisions of this Agreement and the Third Party Transferee agrees to be bound by the terms of the Registration Rights Agreement.


                                    SECTION 3

                                  CO-SALE RIGHT

         3.1 SALE OF SUBSTANTIAL INTEREST.

                  (a) If at any time any Stockholder acting independently or in conjunction with any other Stockholders (a "Stockholders Group") proposes to transfer (other than in accordance with Section 4.2) in the aggregate 70% or more of the then outstanding Securities (determined on a fully diluted as converted basis) to a bona fide purchaser or purchasers in an arm's-length transaction, for fair value, such Stockholders Group shall provide each other Stockholder with not less than twenty (20) days' prior written notice of such proposed sale, which notice shall include the terms and conditions of such proposed sale. Each Stockholder not belonging to the Stockholders Group shall have the option, exercisable by written notice to the Stockholders Group within ten (10) days after the receipt of the Stockholders Groups' notice, to require the

Stockholders Group to arrange for such bona fide purchaser or purchasers to purchase the same percentage (the "Percentage") of the Securities then owned by each such Stockholder as the percentage of the total number of Securities owned by such offering Stockholders Group which are to be sold pursuant to the bona fide offer, at the same time as, and upon the same terms and conditions at which, the offering Stockholders Group sells its Securities. If any such other Stockholder shall so elect, the offering Stockholders Group agrees that it shall either (x) arrange for the proposed purchaser or purchasers to purchase the same Percentage of the Securities then owned by each such other Stockholder at the same time as and upon the same terms and conditions at which the offering Stockholder Group sells its Securities, or (y) not effect the proposed sale to such purchaser or purchasers.

                  (b) All rights to sell any Securities in accordance with this
Section 3 shall be subject to the provisions of Section 2 hereof.


                                    SECTION 4

                              ADDITIONAL PROVISIONS

         4.1 INVALID TRANSFERS. Any sale, assignment or other transfer of Securities by a Stockholder contrary to the provisions of Section 2 and Section 3 hereof shall be null and void, and the transferee shall not be recognized by the Company as the holder or owner of the Securities sold, assigned, or transferred for any purpose (including, without limitation, voting or dividend rights), unless and until a Stockholder has satisfied the requirements of
Section 2 and Section 3 hereof with respect to such sale. A Selling Stockholder shall provide the Company and the other Stockholders with written evidence that such requirements have been met or waived prior to consummating any sale, assignment or other transfer of securities, and no Securities shall be transferred on the books of the Company until such written evidence has been received by the Company and the Stockholders.

         4.2 PERMITTED TRANSFERS.

                  (a) Any Stockholder may transfer any Securities to the following (each a "Permitted Transferee") without complying with the provisions of Section 2 or Section 3 hereof: (i) to a member of such Stockholder's immediate family, (ii) to a trust established by such Stockholder for the benefit of the Stockholder or such Stockholder's immediate family, (iii) pursuant to a testamentary will or applicable laws of descent and distribution, or (iv) any majority-owned subsidiary or controlled affiliate of such Stockholder (but only if and for so long as such subsiding or affiliate remains a majority-owned subsidiary or controlled affiliate of the Stockholder).

                  (b) No sale, assignment or transfer of Securities pursuant to
Section 4.2(a) shall be effective unless and until the Permitted Transferee shall have executed such documentation, in form and substance satisfactory to the Company, evidencing the agreement by the Permitted

Transferee to be bound by the provisions of this Agreement and the Registration Rights Agreement.

         4.3 LEGENDS. Each certificate evidencing any of the Shares now owned or hereafter acquired by the Stockholders shall bear a legend substantially as follows:


         The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended ("the Act"), and have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof. Such shares may not be sold, offered for sale, pledged or hypothecated in the absence of such registration unless (a) the Corporation receives an opinion of counsel reasonably satisfactory to it stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of the act, (b) it is established to the satisfaction of the Corporation that such sale or transfer is in a transaction which is exempt under, or otherwise in compliance with, such laws or (c) the Corporation receives a "no action" letter or similar declaration from the securities and exchange commission to the effect that such sale or transfer without registration will not result in a recommendation by said commission that action be taken with respect thereto. Copies of the agreements covering the purchase of these shares and restricting the sale, assignment, transfer, or other disposition of, or the voting of, the shares represented by this certificate may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Corporation at the principal executive offices of the Corporation.

         The Corporation is authorized to issue more than one class of stock. Shareholders may obtain, upon written request and without charge, a statement of the rights, preferences, privileges, and restrictions granted to or imposed upon each class or series of shares authorized to be issued and upon the holders thereof from the principal office of the Corporation.

         4.4 LEGEND REMOVAL. The last sentence of the first paragraph of the legend referred to in Section 4.3 shall be removed upon termination of this Agreement in accordance with the provisions of 6.1.

                                    SECTION 5


         5.1 ELECTION OF DIRECTORS. At each annual meeting of the Stockholders and at each special meeting of the Stockholders called for the purpose of electing directors of the Company, and at any time at which stockholders of the Company shall have the right to, or shall, vote for directors of the Company, then, and in each event, the Stockholders hereby agree to attend each meeting in person or by proxy and hereby agree to vote stock of the Company and Shares of the Company now owned or hereafter acquired by him, her or it (whether at a meeting or by written consent in lieu thereof), to fix the number of members of the Board of Directors of the Company (the "Board") at ten (10) and to elect and thereafter to continue in office as a Director of the

Company the following: (i) one (1) director shall be a person nominated by Nikko (who shall initially be Mr. Seiya Miyanishi) (the "Nikko Representative"); (ii) two (2) directors shall be persons nominated by Seagate (who shall initially be G. Patrick Bonnie and Donald L. Waite) (the "Seagate Representatives"); (iii) the Chief Executive Officer of the Company (as long as such person shall serve in such capacity); (iv) four (4) Directors shall be persons nominated by Christine B. Whitman ("Whitman") (who shall initially be Robert C. Fink, Andrew
C. Peskoe, James Geater and Victor Mann) (the "Whitman Representatives"); (v) one (1) director shall be nominated by Global Private Equity III Limited Partnership (who shall initially be Douglas A. Kingsley) (the "Advent Representative") and (vi) one (1) director shall be a person nominated by the Former Commonwealth Stockholders (the "Commonwealth Representative"). Each holder of Series A Preferred and Common Stock hereby (other than the shares of Common Stock issued upon conversion of the Series B Preferred or Series C Preferred and the shares of Common Stock held by the Former Commonwealth Stockholders) grants his, her or its irrevocable proxy coupled with an interest to each of Christine Whitman and Nikko, Inc. to vote his, her or its shares of Series A Preferred and/or Common Stock (other than the shares of Common Stock issued upon conversion of the Series B Preferred, Series C Preferred or Series D Preferred and shares of Common Stock held by the Former Commonwealth Stockholders) on each of the foregoing matters (including the removal of directors and the filling of vacancies) with respect to which, and for so long as, Christine Whitman and/or Nikko, Inc. have the right to direct such votes. A vacancy in any of the directorships to be occupied by a Whitman Representative shall be filled only by vote or written consent of Whitman; a vacancy in the directorship to be occupied by the Nikko Representative shall be filled only by vote or written consent of Nikko; a vacancy in either of the directorships to be occupied by a Seagate Representative shall be filled only by vote or written consent of Seagate; a vacancy in the directorship to be occupied by the Advent Representative shall be filled only by vote or written consent of Advent and a vacancy in the directorship to be occupied by the Commonwealth Representative shall be filled only by vote or written consent of the Former Commonwealth Stockholders. A member of the Board of Directors may not at any time also be a director of a "Competitor" of the Company shall mean a person who or which is engaged in a line of business in which the Company is then engaged in or in which the Company is then actively considering engaging.

         5.2 COMPENSATION COMMITTEE. There shall be maintained at all times during the term of this Agreement, a Compensation Committee of the Board of Directors (the "Compensation Committee") which shall be comprised of at least three (3) directors. The Compensation Committee will determine the compensation of all senior employees and consultants of the Company (including salary, bonus, equity participation and benefits). The compensation of senior employees and consultants shall be reviewed by the Compensation Committee on an annual basis, and the decision by a majority of the members of the Compensation Committee will control the Committee's actions.

         5.3 AUDIT COMMITTEE. There shall be maintained at all times thereafter during the term of this Agreement, an Audit Committee of the Board of Directors (the "Audit Committee") which shall be comprised of three (3) directors: one (1) of whom shall be the Advent Representative. The Audit Committee will determine the Company's audit policies, review audit reports and recommendations made by the Company's internal audit staff and its independent auditors, meet with the Company's independent auditors, oversee the independent auditors, and recommend the Company's engagement of independent auditors.

         5.4 BOARD MEETINGS. The Board of Directors of the Company shall meet at least four (4) times a year. The Company shall reimburse each of the Directors for all travel and out-of-pocket expenses incurred by such director in attending such meetings. In addition to the four (4) meetings of the Board of Directors to be held annually as described herein, the Company covenants and agrees that it shall cause each of the Chief Executive Officer and the Chief Financial Officer of the Company to be available to meet with the Advent Representative either in person or by telephone upon the reasonable request of the Advent Representative while the Advent Representative is a member of the Board of Directors.

                                    SECTION 6

                                  MISCELLANEOUS

         6.1 TERMINATION. This Agreement shall terminate upon (i) the closing of the initial firm commitment underwritten public offering of the Common Stock, or
(ii) the occurrence of the merger or consolidation of the Company into, or the sale of all or substantially all of the Company's assets to another corporation, unless the stockholders of the Company immediately prior to such merger, consolidation or sale shall own at least a majority of the voting stock of such other corporation immediately after such merger, consolidation or sale. With respect to Section 2 hereof, (i) the rights of any Principal Stockholder (other than Investor) shall terminate on the date such Principal Stockholder owns shares constituting less than 5% of the Company's Common Stock on a fully diluted as converted basis and (ii) with respect to the Investors, their rights hereunder shall terminate on the date Investors no longer hold shares of Series D Redeemable Preferred Stock or owns shares constituting less than 5% of the Company Common Stock on a fully diluted as converted basis.

         6.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. This Agreement may only be amended or waived by a writing signed by holders of at least 75% of the shares held by Stockholders on an as converted basis. Any amendment or waiver effected in accordance with this
Section 6.2 shall be binding upon each Stockholder at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company. Notwithstanding the foregoing, any amendment to or waiver of the provisions of Sections 2, 3, 5, 6.1 and 6.2 as they relate in any respect to the Investors effected in accordance with this
Section 6.2 may not be effected without the prior written consent of the Advent Representative.

         6.3 NOTICE. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by overnight courier, or otherwise delivered by hand or by messenger or sent by facsimile and confirmed by mail, addressed (a) if to a Current Stockholder, at the Current Stockholder's address set forth on EXHIBIT A attached hereto, or at such other address as the Stockholder shall have furnished to the Company and the other Current Stockholders in writing, (b) if to the Company, 525 Lee Road, Rochester, New York 14603, telephone (716) 458-2550, facsimile (716) 458-0424, and addressed to the attention of the President, with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019 (Attention: Frederick W. Kanner, Esq.), telephone: (212) 259-7300, facsimile: (212) 259-7202, (c) to the Investors at the address set forth on EXHIBIT B attached hereto, with a copy to Hutchins, Wheeler & Dittmar, A Professional Corporation, 101 Federal Street, Boston, Massachusetts 02110,
Attention: Anthony J. Medaglia, Jr., P.C. and (d) to the Former Commonwealth Stockholders at the address set forth on EXHIBIT C attached hereto, with a copy to Hunton & Williams, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219, Attention: David Wright, Esq. Each of such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for deposit of the United States mail as aforesaid, or if sent by FedEx or other reputable overnight carrier, two days after delivery of such courier.

         6.4 SUCCESSORS AND ASSIGNS. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

         6.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one instrument, and each of which may be executed by less than all of the parties to this Agreement.

         6.6 SEVERABILITY. In the event that any provision of this Agreement becomes or declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         6.7 GOVERNING LAW. The Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws provisions thereof.

                                    * * * * *

         IN WITNESS WHEREOF, this agreement has been duly executed by the parties hereto as of the date first above written.


THE COMPANY:                 CVC, INC.


                             By:
                                ------------------------------------
                                  Name:  Christine B. Whitman
                                  Title:  President & CEO


                             CURRENT STOCKHOLDERS:

                             GLOBAL PRIVATE EQUITY III LIMITED PARTNERS

                             By:  Advent International Limited Partnership, G.P.
                             By:  Advent International Corporation, G.P.

                             By:
                                ------------------------------------
                                  Douglas A. Kingsley, Senior V.P.


                             ADVENT PGGM GLOBAL LIMITED PARTNERSHIP

                             By:  Advent International Limited Partnership, G.P.
                             By:  Advent International Corporation, G.P.

                             By:
                                ------------------------------------
                                  Douglas A. Kingsley, Senior V.P.


                             ADVENT PARTNERS GPE III LIMITED PARTNERSHIP

                             By:  Advent International Limited Partnership, G.P.
                             By:  Advent International Corporation, G.P.

                             By:
                                ------------------------------------
                                  Douglas A. Kingsley, Senior V.P.


                             ADVENT PARTNERS (NA) GTE III LIMITED PARTNERSHIP

                             By:  Advent International Limited Partnership, G.P.
                             By:  Advent International Corporation, G.P.

                             By:
                                ------------------------------------
                                  Douglas A. Kingsley, Senior V.P.

                             ADVENT PARTNERS LIMITED PARTNERSHIP

                             By:  Advent International Limited Partnership, G.P.

                             By:  Advent International Corporation, G.P.

                             By:
                                ------------------------------------
                                  Douglas A. Kingsley, Senior V.P.

                                      By:    Advent International
                                             Corporation,
                                             General Partner

                                      By:
                                             Douglas A. Kingsely,
                                             Senior Vice President


                             ------------------------------------
                             Anne Whitman


                             ------------------------------------
                             Catherine Whitman


                             ------------------------------------
                             Bradley Whitman


                             ------------------------------------
                             Sara Whitman

                             LIVA & Co.


                             By:
                               ----------------------------------
                                      Name:
                                      Title:

                             NIKKO TECNO CO., INC.


                             By:
                               ----------------------------------
                                      Name:
                                      Title:


                             ------------------------------------
                             David Pefley


                             ------------------------------------
                             Diana Pefley


                             ------------------------------------
                             Christopher Mann

                             ------------------------------------
                             Andrew Peskoe


                             ------------------------------------
                             Patrick Borelli


                             ------------------------------------
                             Phillip Chapados, Jt.


                             ------------------------------------
                             Cecil Davis


                             ------------------------------------
                             Jeff Dobbs


                             ------------------------------------
                             Robert Fink


                             ------------------------------------
                             James Geater


                             Seagate Technology


                             By:
                               ----------------------------------
                                      Name:
                                      Title:


                             ------------------------------------
                             George Heltz


                             ------------------------------------
                             Jalil Kamali


                             ------------------------------------
                             Yong Jin Lee



                             ------------------------------------
                             Victor Mann

                             ------------------------------------
                             Mehrdad Moslehi


                             ------------------------------------
                             Thomas Omstead


                             ------------------------------------
                             Julie Peskoe


                             ------------------------------------
                             Carla Reif


                             ------------------------------------
                             Peter Schwartz


                             ------------------------------------
                             Lino Velo


                             ------------------------------------
                             Christine B. Whitman


                             ------------------------------------
                             Rhen Zhou

                             THE FORMER COMMONWEALTH STOCKHOLDERS:

                                                                       EXHIBIT A


                              CURRENT STOCKHOLDERS

Anne Whitman
Catherine Whitman
Bradley Whitman
Sara Whitman
Liva & Co.
NIKKO TECNO CO., INC.
David Pefley
Diana Pefley
Christopher Mann
Andrew Peskoe
Patrick Borelli
Philip Chapados, Jr.
Cecil Davis
Jeff Dobbs
Robert Fink
James Geater
George Heltz
Jalil Kamali
Yong Jin Lee
Victor Mann
Mehrdad Moslehi
Thomas Omstead
Julie Peskoe
Carla Reif
Peter Schwartz
SEAGATE TECHNOLOGY
Lino Velo
Christine B. Whitman
Rhen Zhou
GLOBAL PRIVATE EQUITY III LIMITED PARTNERSHIP
ADVENT PGGM GLOBAL LIMITED PARTNERSHIP
ADVENT PARTNERS GPE III LIMITED PARTNERSHIP
ADVENT PARTNERS (NA) GPE III LIMITED PARTNERSHIP
ADVENT PARTNERS LIMLITED PARTNERSHIP

                                                                       EXHIBIT B
                                                                       ---------

                                    INVESTORS
                                    ---------



GLOBAL PRIVATE EQUITY III
LIMITED PARTNERSHIP

ADVENT PGGM
GLOBAL LIMITED PARTNERSHIP

ADVENT PARTNERS GPE III
LIMITED PARTNERSHIP

ADVENT PARTNERS (NA) GPE III
LIMITED PARTNERSHIP

ADVENT PARTNERS
LIMITED PARTNERSHIP

c/o Advent International Corporation
75 State Street
Boston, MA  02109
Attention:  Douglas A. Kingsley

                                                                       EXHIBIT C
                                                                       ---------

                        FORMER COMMONWEALTH STOCKHOLDERS
                        --------------------------------